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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

Date of Report (Date of earliest event reported):      September 14, 2004

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                        MERCANTILE BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)

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          Maryland                       0-5127                  52-0898572
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(State or other jurisdiction        (Commission File          (I.R.S. Employer
     of incorporation)                   Number)             Identification No.)

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           Two Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203
               (Address of principal executive offices) (Zip Code)

                                 (410) 237-5900
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events and Regulation FD Disclosure

      This is an optional filing made to disclose the event reported below. It is not a filing required by Regulation FD.

      On September 14, 2004, the registrant issued a press release announcing a quarterly cash dividend. A copy of the release is attached as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements, and Exhibits.

      (c)   Exhibits.

            99    Press Release

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Mercantile Bankshares Corporation
                                                  (Registrant)

Date: September 14, 2004               /s/ Terry L. Troupe
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                                           Terry L. Troupe
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit No.       Description
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    99            Press Release